                                                                   EXHIBIT 10.54

                               AMENDMENT NO. 1 TO
                             GROUND LEASE AGREEMENT

      THIS AMENDMENT NO. 1 TO GROUND LEASE AGREEMENT ("FIRST AMENDMENT") is made and entered into as of November 29, 2001 by and between NATIONAL MEDICAL SPECIALTY HOSPITAL OF REDDING, INC., a California corporation ("LANDLORD"), and OCADIAN CARE CENTERS, INC., a California corporation formerly known as Guardian Postacute Services, Inc. ("TENANT"), with reference to the following facts:

      A. Landlord and Tenant are parties to that certain Ground Lease Agreement dated November 14, 1997 ("LEASE"). Pursuant to the Lease, Tenant leases from Landlord the Land upon which Redding Specialty Hospital, a rehabilitation hospital owned by Tenant, is located.

      B. Landlord and Tenant now desire to amend the Lease to extend the term thereof and to provide a new schedule of Minimum Rent for the Term as extended.

      NOW, THEREFORE, in consideration of the foregoing recitals and the agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows.

      1.    DEFINITIONS

            Unless otherwise defined in this First Amendment, all capitalized terms used herein shall have the meanings given to them in the Lease.

      2.    TERM

            Notwithstanding anything to the contrary contained in the Lease, the Term shall expire at 12:00 p.m. on November 16, 2075.

      3.    MINIMUM RENT

            The schedule of Minimum Rent attached to the Lease as "EXHIBIT C" is hereby deleted and the schedule of Minimum Rent attached hereto as "REPLACEMENT EXHIBIT C" is substituted therefore.

      4.    EFFECT ON LEASE; GENERAL PROVISIONS

            Except as set forth in this First Amendment, the terms and provisions of the Lease are hereby ratified and declared to be in full force and effect. This First Amendment shall be governed by the provisions of the Lease regarding governing law and successors and assigns. This First Amendment shall become effective upon its execution, which may occur in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Caption and paragraph headings are used herein for convenience only, are not a part of this First Amendment or the Lease as amended by this First

Amendment and shall not be used in construing either document. Each reference to the Lease in any agreement contemplated thereby or executed in connection therewith, whether or not accompanied by reference to this First Amendment, shall be deemed a reference to the Lease as amended by this First Amendment.

      IN WITNESS WHEREOF, the parties have executed this First Amendment on the date written above.

                                       LANDLORD:

                                       NATIONAL MEDICAL SPECIALTY
                                       HOSPITAL OF REDDING, INC.

                                       By: /s/ Lawrence G. Hixon
                                           -------------------------------------
                                       Name: Lawrence G. Hixon
                                       Title: Vice President

                                       TENANT:

                                       OCADIAN CARE CENTERS, INC.

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

Amendment and shall not be used in construing either document. Each reference to the Lease in any agreement contemplated thereby or executed in connection therewith, whether or not accompanied by reference to this First Amendment, shall be deemed a reference to the Lease as amended by this First Amendment.

         IN WITNESS WHEREOF, the parties have executed this First Amendment on the date written above.

                                       LANDLORD:

                                       NATIONAL MEDICAL SPECIALTY
                                       HOSPITAL OF REDDING, INC.

                                       By:______________________________________
                                       Name: Lawrence G. Hixon
                                       Title: Vice President

                                       TENANT:

                                       OCADIAN CARE CENTERS, INC.

                                       By: /s/ Robert G. Peirce
                                           -------------------------------------
                                       Name: Robert G. Peirce
                                       Title : Chief Executive Officer

                             REPLACEMENT EXHIBIT C

                            Schedule of Minimum Rent

                  Minimum Rent
                  ------------
Year  1              15,815
Year  2              16,448
Year  3              17,106
Year  4              17,790
Year  5              18,501
Year  6              19,241
Year  7              20,011
Year  8              20,811
Year  9              21,644
Year 10              22,510
Year 11              23,410
Year 12              24,346
Year 13              25,320
Year 14              26,333
Year 15              27,386
Year 16              28,482
Year 17              29,621
Year 18              30,806
Year 19              32,038
Year 20              33,320
Year 21              34,653
Year 22              36,039
Year 23              37,480
Year 24              38,979
Year 25              40,539
Year 26              42,160
Year 27              43,847
Year 28              45,600
Year 29              47,424
Year 30              49,321
Year 31              51,294
Year 32              53,346
Year 33              55,480
Year 34              57,699
Year 35              60,007
Year 36              62,407
Year 37              64,904
Year 38              67,500
Year 39              70,200

                  Minimum Rent
                  ------------
Year 40               73,008
Year 41               75,928
Year 42               78,965
Year 43               82,124
Year 44               85,409
Year 45               88,825
Year 46               92,378
Year 47               96,073
Year 48               99,916
Year 49              103,913
Year 50              108,069
Year 51              112,392
Year 52              116,888
Year 53              121,563
Year 54              126,426
Year 55              131,483
Year 56              136,742
Year 57              142,212
Year 58              147,900
Year 59              153,816
Year 60              159,969
Year 61              166,368
Year 62              173,023
Year 63              179,944
Year 64              187,141
Year 65              194,627
Year 66              202,412
Year 67              210,508
Year 68              218,929
Year 69              227,686
Year 70              236,793
Year 71              246,265
Year 72              256,116
Year 73              266,360
Year 74              277,015
Year 75              288,095
Year 76              299,619
Year 77              311,604
Year 78              324,068

Recording Requested By and                       RECORDED IN OFFICIAL RECORDS
When Recorded Return to: Chicago Title           OF SHASTA COUNTY, CALIFORNIA

Ervin, Cohen & Jessup LLP                        46 MIN. PAST 2PM
9401 Wilshire Boulevard                             NOV 17 1997
Ninth Floor
Beverly Hills, CA 90212                          [ILLEGIBLE]
Attn: Kenneth A. Luer, Esq.                      RECORDING FEES 20.00

--------------------------------------------------------------------------------
                                        Space Above Line for Recorder's Use Only

                          MEMORANDUM OF LEASE AGREEMENT

      This Memorandum of Lease, made and agreed to as of the 12th day of November, 1997, by and between NATIONAL MEDICAL SPECIALTY HOSPITAL OF REDDING, INC., a California corporation ("Lessor"), and GUARDIAN POSTACUTE SERVICES, INC., a California corporation ("Lessee").

                                   WITNESSETH

      For and in consideration of the sum of One Dollar ($1.00), the further consideration of the rents reserved and the covenants and conditions more particularly set forth in that certain Ground Lease Agreement between Lessor and Lessee of even date herewith ("Lease"), and other good and valuable consideration, the receipt of which is hereby acknowledged, Lessor and Lessee do hereby covenant, promise and agree as follows:

      1. Lessor demises unto Lessee and Lessee takes from Lessor for the term hereinafter provided the land legally described as set forth in Exhibit A attached hereto and hereby incorporated herein by reference ("Leased Premises").

      2. The Lease term shall commence on the date hereof and shall continue thereafter for a period of thirty (30) years from such date.

      3. There are restrictions upon Lessee's right to assign all or any part of the Lease, or to sublet any space in the Leased Premises themselves, without Lessor's prior written consent, as provided in Article XII of the Lease.

      4. The Lease contains an option to purchase the Leased Premises, as provided in Article XVII of the Lease.

      5. This Memorandum of Lease Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

      6. The sole purpose of this document is to give notice of the Lease and all of its terms, covenants and conditions to the same extent as if the Lease were fully set forth herein. The conditions, covenants and agreements contained in this document shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. All covenants and agreements of this instrument and the Lease shall run with the land.

      7. This Memorandum of Lease Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, collectively, shall constitute one and the same document.

                      [This space intentionally left blank]

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease Agreement as of November 12, 1997.

                                       LANDLORD:

                                       NATIONAL MEDICAL SPECIALTY
                                       HOSPITAL OF REDDING, INC.,
                                       a California corporation

                                       By: /s/ Donald W. Thayer
                                           -------------------------------------
                                       Name: Donald W. Thayer
                                       Its: Authorized Signatory

                                       TENANT:

                                       GUARDIAN POSTACUTE SERVICES, INC.,
                                       a California corporation

                                       By /s/  Hugh J. Van Ness
                                          --------------------------------------
                                       Name: HUGH J. VAN NESS
                                       Its: CFO

                                    EXHIBIT A

The following land situated in the State of California, County of Shasta:

PARCELS A AND B AS SET FORTH AND SHOWN ON THAT CERTAIN MAP ENTITLED, "PARCEL MAP NO. LS 104-78 FOR DAVID LEE MCGEORGE AND SHIRLEY JEAN MCGEORGE, AS CO-TRUSTEES OF DAVES MAC., INC. PROFIT SHARING TRUST, BEING A PORTION OF TRACT E, DIVISION 2 OF THE P.B. READING GRANT, IN THE CITY OF REDDING, SHASTA COUNTY, CALIFORNIA" FILED IN THE OFFICE OF THE COUNTY RECORDER, FEBRUARY 7, 1979 IN BOOK 17 OF PARCEL MAPS AT PAGE 87, SHASTA COUNTY RECORDS EXCEPTING THEREFROM ALL BUILDINGS AND IMPROVEMENTS, WHICH ARE AND SHALL REMAIN REAL PROPERTY.

EXCEPTING FROM SAID PARCEL B ALL THAT PORTION CONVEYED TO THE CITY OF REDDING BY DEED RECORDED NOVEMBER 12, 1985 IN BOOK 2190 PAGE 500, SHASTA COUNTY RECORDS.

ASSESSOR'S PARCEL NUMBER 103-240-51.